EXHIBIT 99.2


                         REVOLVING CREDIT MASTER NOTE


$300,000                                                    Englewood, Colorado
                                                            April 1, 2003


     FOR VALUE RECEIVED, the undersigned (hereinafter, the "Borrower") promises to pay to the order of DEMALE, LLC, a Colorado limited liability company (hereinafter, "Lender") at Lender's offices at 6613 Zumirez Drive, Malibu, California 90265, or at such other place as the holder of this Note may from time to time designate, in lawful money of the United States of America, the principal sum of Three Hundred Thousand Dollars ($300,000) (or so much thereof as has been advanced or re-advanced hereunder from time to time) together with interest thereon at the rate and upon the terms hereinafter provided. This promissory note (this "Note") is issued pursuant to the Revolving Credit Loan Agreement between the Borrower and the Lender of even date herewith (the "Loan Agreement") and is in all respect subject to the various terms and conditions described in the Loan Agreement, including but not limited to the security interest in certain collateral of the Borrower which secures payment on this Note. In addition, the following terms shall apply to this Note.

          1. Interest Rate. For the period from the date of this Note until the date on which the entire principal balance outstanding is paid in full (at stated maturity, on acceleration or otherwise), interest shall accrue on the principal balance from time to time outstanding at a rate equal to the US Bank prime rate plus 1 1/2% per annum, as it may be adjusted from time to time by US Bank, with such adjustment to be effective on the first day of the month following the date of any change, provided, however, that such interest rate may not at any time be lower than 7% per annum or higher than 18% per annum.

          2. Repayment. Accrued but unpaid interest shall be due and payable on each July 15, October 15, January 15 and April 15 that this Note is outstanding based on the interest accrued for the immediately preceding calendar quarter ended June 30, September 30, December 31 and March 31, respectively. The entire amount of principal outstanding and any accrued unpaid interest thereon shall be due and payable on the Repayment Date (as hereafter defined). For purposes of this Note, the "Repayment Date" is the earlier to occur of June 20, 2005 or the date on which payment of this Note has been accelerated on account of the occurrence of an Event of Default (as defined herein) or such other date which is mutually agreed upon by the Lender and the Borrower (the "Repayment Date").

          3. Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixty (365) days per year factor applied to the actual days on which there exists an unpaid principal balance. Interest shall be calculated by Lender and billed to Borrower each quarter, provided, however, that failure of Lender to bill Borrower for interest in any quarter shall not relieve Borrower's payment obligations hereunder.

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          4. Application of Payments. All payments made hereunder shall be applied first to late penalties or other sums owing the holder, next to accrued and unpaid interest, and then to principal.

          5. Optional Prepayment. Borrower may prepay this Note in whole or in part at any time or from time to time without penalty, additional interest or premium.

          6. Event of Default. As used herein the term "Event of Default" shall mean (a) a failure to make any payment of any amount required to be paid pursuant to this Note on the date such payment is due under this Note; and
     (b) an Event of Default as such term is defined under the Loan Agreement.

          7. Late Payment Penalty. Should any payment of interest or principal and interest due hereunder be received by the holder of this Note more than ten (10) days after its due date, Borrower shall pay a late payment penalty equal to five percent (5%) of the amount overdue for each month outstanding until paid, beginning with the due date of the late payment.

          8. Acceleration Upon Event of Default. Upon the occurrence of an Event of Default, Lender may, at its option, in its sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued interest and any other sums payable hereunder immediately due and payable.

          9. Default Interest Rate. Upon the occurrence of an Event of Default, the rate of interest accruing on the disbursed unpaid principal balance shall automatically and without further action by Lender be increased to 18% per annum, independent of whether Lender elects to accelerate the unpaid principal balance as a result of such default.

          10. Conversion into Shares of Borrower's Common Stock. Under the Loan Agreement, some or all of amounts due under this Note may be converted into shares of the Borrower's common stock under the circumstances described therein.

          11. Jurisdiction and Venue. In any action brought by Lender under this Agreement, Borrower consents to the exercise of personal jurisdiction over it by the courts of the State of Colorado and agrees that venue shall be proper in any County of the State of Colorado or in the City and County of Denver, in addition to any other court where venue may be proper. Borrower waives and releases, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which Borrower may otherwise be entitled under the laws of the United States of America now in force or which may hereafter be passed, as well as the benefit of any or every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, stay of exercise, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment.

          12. Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees and costs) shall bear interest at the highest rate authorized under this Note as of the date of entry of the judgment.

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          13. Expenses of Collection. Should this Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of Lender's actual costs, fees (including reasonable attorneys' fees) and expenses resulting from such referral.

          14. Waiver of Protest. Borrower hereby waives presentment, notice of dishonor and protest.

          15. Commercial Loan. Borrower acknowledges and warrants that this Note evidences a "commercial loan" and that the proceeds of the Note will be used for the sole purpose of carrying on a business or commercial enterprise and not for personal, family, household or agricultural purposes.

          16. Waiver. No failure or delay by the holder hereof to insist upon the strict performance of any term, provision, or agreement of this Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, provision or agreement or of any such breach, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to have waived the right either to require prompt payment when due of all other amounts due under this Note, or to declare a default hereunder.

          17. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.


If to the Lender:

      DEMALE, LLC
      c/o John G. Mazza
      6613 Zumirez Drive
      Malibu, California 90265

If to the Borrower:

      1mage Software, Inc.
      6025 S. Quebec Street, Suite 300
      Englewood, Colorado 80111
      Attention:  Mary Ann DeYoung

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays.

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          18. Headings. The section headings in this Note are for reference only, and shall not limit or otherwise affect any of the terms hereof.

          19. Choice of Law. This Note is executed in and shall be governed, construed and enforced in accordance with the laws of the State of Colorado.

          20. Binding Effect. This Note shall be binding upon Borrower and its successors and assigns.

     IN WITNESS WHEREOF, the undersigned has executed this Note under seal, with the intention that it be a sealed instrument on the day and year first above written.



                                          BORROWER:

                                          1mage Software, Inc.


                                          /S/ DAVID R. DEYOUNG
                                          -----------------------------------
                                          By: David R. DeYoung, President